EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

and CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Consorteum Holdings, Inc. (the “Company”) on Form 10-Q for the nine month period ending March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Craig A. Fielding, President and Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Craig A. Fielding

Craig A. Fielding, President and Chief Executive Officer and Chief Financial Officer

May 21, 2018